AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA ENTERPRISE ALLOCATION FUNDS

SUPPLEMENT DATED MARCH 23, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2007

This Supplement updates the above-referenced Prospectus, as revised and supplemented, of the AXA Enterprise Allocation Funds of AXA Enterprise Multimanager Funds Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the performance of each of the AXA Enterprise Allocation Funds.

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The benchmark performance information for each of the AXA Enterprise Allocation Funds set forth in the Average Total Returns Table for each Fund is replaced in its entirety with the following:

AXA Enterprise Conservative Allocation Fund

80% S&P 500 Index/15% Lehman Brothers Aggregate Bond Index/5% MSCI EAFE Index

1 Year	Since Inception
7.05%	5.55%

AXA Enterprise Moderate Allocation Fund

35% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index/15% MSCI EAFE Index

1 Year	Since Inception
11.46%	8.89%

AXA Enterprise Moderate-Plus Allocation Fund

50% S&P 500 Index/30% Lehman Brothers Aggregate Bond Index/20% MSCI EAFE Index

1 Year	5 Years	Since Inception
14.30%	7.92%	8.35%

AXA Enterprise Aggressive Allocation Fund

65% S&P 500 Index/10% Lehman Brothers Aggregate Bond Index /25% MSCI EAFE Index

1 Year	Since Inception
17.19%	13.07%

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